EXHIBIT 99.1
W. P. Carey & Co. LLC
Supplemental Operating and Financial Data
As of June 30, 2011

Important Disclosures About this Supplemental Package
As used in this supplemental package, the terms “W. P. Carey,” “WPC LLC,” “the Company,” “we,” “us” and “our” include W. P. Carey & Co. LLC, its consolidated subsidiaries and predecessors, unless otherwise indicated. “GAAP” means generally accepted accounting principles in the United States. “CPA® REITs” means Corporate Property Associates 15 Incorporated (“CPA®:15”), Corporate Property Associates 16 — Global Incorporated (“CPA®:16 — Global”) and Corporate Property Associates 17 — Global Incorporated (“CPA®:17 — Global”). The “REITs” means the CPA® REITs and Carey Watermark Investors Incorporated (“CWI”). Corporate Property Associates 14 Incorporated (“CPA®:14”) was part of the CPA® REITs until its merger with a subsidiary of CPA®:16 — Global on May 2, 2011 (“CPA®:14/16 Merger”).
Important Note Regarding Non-GAAP Financial Measures
This supplemental package includes non-GAAP financial measures, including earnings before interest, taxes, depreciation and amortization (“EBITDA”), funds from operations — as adjusted (“AFFO”), adjusted cash flow from operating activities and revenue stability analysis. A description of these non-GAAP financial measures and reconciliations to the most directly comparable GAAP measures are provided in this supplemental package.
Forward-Looking Statements
This supplemental package contains forward-looking statements within the meaning of the Federal securities laws. It is important to note that our actual results could be materially different from those projected in such forward-looking statements. You should exercise caution in relying on forward-looking statements as they involve known and unknown risks, uncertainties and other factors that may materially affect our future results, performance, achievements or transactions. Information on factors which could impact actual results and forward-looking statements contained herein is included in our filings with the Securities and Exchange Commission, including but not limited to our Annual Report on Form 10-K for the year ended December 31, 2010. We do not undertake to revise or update any forward-looking statements.

W. P. CAREY & CO. LLC
Supplemental Operating and Financial Data
As of June 30, 2011

Contents
Company Overview	4
Financial Highlights	5
Reconciliation of Net Income to EBITDA	6
Reconciliation of Net Income to Funds From Operations — as adjusted (AFFO)	7
Adjusted Cash Flow from Operating Activities	8
Revenue Stability Analysis	9
Portfolio Debt Overview	10
Detailed Debt Summary	11
2011 Investment Activity	13
Portfolio Analysis — Rent Contribution and Historical Occupancy	15
Portfolio Diversification Analysis by Property Type	16
Portfolio Diversification Analysis by Tenant Industry	17
Portfolio Diversification Analysis by Geography	18
Portfolio Lease Maturity Analysis	19
Consolidated Balance Sheets	20
Consolidated Statements of Income	21
Consolidated Statements of Cash Flows	22
Detailed Property Summary	23

W. P. CAREY & CO. LLC
Company Overview
June 30, 2011

Key Company Contacts		Executive Offices

Wm. Polk Carey	Chairman of the Board and Director	50 Rockefeller Plaza
Trevor P. Bond	President, Chief Executive Officer and Director	New York, NY 10020
Thomas E. Zacharias	Managing Director, Chief Operating Officer	Tel: 1-800-WPCAREY or (212) 492-1100
Mark J. DeCesaris	Managing Director, Chief Financial Officer	Fax: (212) 492-8922
Susan C. Hyde	Managing Director, Director of Investor Relations	Web Site Address: www.wpcarey.com

Banks

Bank of America, N.A.	Administrative and Documentation Agent
The Bank of New York Mellon	Syndication Agent
JPMorgan Chase Bank, N.A.	Syndication Agent
PNC Bank, N.A.	Syndication Agent

Analyst Coverage

Andrew T. DiZio	Janney Montgomery Scott LLC

	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter
Stock Data (NYSE: WPC)	2011	2011	2010	2010	2010
High Price	$41.82	$38.00	$33.97	$30.86	$31.00
Low Price	34.75	29.75	28.83	26.49	26.61
Closing Price	40.50	35.70	31.29	28.95	27.64

Distributions declared per share — annualized	$2.20	$2.05	$2.04	$2.03	$2.02

Distribution yield (annualized distribution / closing stock price)	5.43%	5.74%	6.52%	7.01%	7.31%

Shares outstanding at quarter end	39,707,156	39,614,250	39,454,847	39,481,027	39,323,929

Market value of outstanding shares at quarter end (in thousands)	$1,608,140	$1,414,229	$1,234,542	$1,142,976	$1,086,913

W. P. CAREY & CO. LLC
Financial Highlights
(in thousands, except per share amounts)
These financial highlights include non-GAAP financial measures, including EBITDA, AFFO and adjusted cash flow from operating activities. A description of these non-GAAP financial measures and reconciliations to the most directly comparable GAAP measures is provided on the following pages.

	Three months ended					Six months ended June 30,
	June 30, 2011	March 31, 2011	December 31, 2010	September 30, 2010	June 30, 2010	2011	2010
EBITDA (a)
Investment management	$58,912	$21,359	$27,561	$10,296	$19,503	$80,271	$32,029
Real estate ownership	57,673	19,513	14,173	19,837	20,407	77,187	36,593

Total	$116,585	$40,872	$41,734	$30,133	$39,910	$157,458	$68,622

AFFO (a)
Investment management	$48,157	$20,650	$18,194	$7,230	$15,345	$68,807	$24,816
Real estate ownership	24,611	18,492	18,083	20,377	23,575	43,011	42,170

Total	$72,768	$39,142	$36,277	$27,607	$38,920	$111,818	$66,986

EBITDA Per Share (Diluted) (a)
Investment management	$1.46	$0.53	$0.69	$0.26	$0.49	$2.00	$0.81
Real estate ownership	1.44	0.49	0.35	0.50	0.52	1.92	0.92

Total	$2.90	$1.02	$1.04	$0.76	$1.01	$3.92	$1.73

AFFO Per Share (Diluted) (a)
Investment management	$1.20	$0.51	$0.45	$0.18	$0.39	$1.71	$0.63
Real estate ownership	0.61	0.46	0.45	0.51	0.59	1.07	1.06

Total	$1.81	$0.97	$0.90	$0.69	$0.98	$2.78	$1.69

	Six months ended June 30,
	2011	2010
Adjusted Cash Flow From Operating Activities
Adjusted cash flow	$55,917	$48,193

Adjusted cash flow per share (diluted)	$1.39	$1.22

Distributions declared per share	$1.062	$1.010

Payout ratio (distributions per share/adjusted cash flow per share)	76%	83%

(a)	Effective January 1, 2011, we include our equity investments in the REITs in our real estate ownership segment. The equity income (loss) from the REITs that is now included in our real estate ownership segment represents our proportionate share of the revenue less expenses of the properties held by the REITs. This treatment is consistent with that of our directly-owned properties. Results for the three months ended December 31, September 30 and June 30, 2010 as well as the six months ended June 30, 2010 have been adjusted to reflect this reclassification.

W. P. CAREY & CO. LLC
Reconciliation of Net Income to EBITDA
(in thousands, except share and per share amounts)

	Three months ended					Six months ended June 30,
	June 30, 2011	March 31, 2011	December 31, 2010	September 30, 2010	June 30, 2010	2011	2010
Investment Management
Net income from investment management attributable to W. P. Carey members (a)	$31,989	$13,177	$15,731	$6,095	$11,968	$45,166	$19,748
Adjustments:
Provision for income taxes	26,056	7,380	10,667	3,045	6,373	33,436	9,948
Depreciation and amortization	867	802	1,163	1,156	1,162	1,669	2,333

EBITDA — investment management	$58,912	$21,359	$27,561	$10,296	$19,503	$80,271	$32,029

EBITDA per share (diluted)	$1.46	$0.53	$0.69	$0.26	$0.49	$2.00	$0.81

Real Estate Ownership
Net income from real estate ownership attributable to W. P. Carey members (a)	$47,123	$10,166	$4,050	$10,251	$11,464	$57,289	$18,097
Adjustments:
Interest expense	5,396	4,440	4,460	4,298	3,765	9,836	7,476
Provision for income taxes	(1,296)	194	915	332	378	(1,102)	915
Depreciation and amortization	6,438	4,648	4,748	4,911	4,581	11,073	9,495
Reconciling items attributable to discontinued operations	12	65	—	45	219	91	610

EBITDA — real estate ownership	$57,673	$19,513	$14,173	$19,837	$20,407	$77,187	$36,593

EBITDA per share (diluted)	$1.44	$0.49	$0.35	$0.50	$0.52	$1.92	$0.92

Total Company
EBITDA	$116,585	$40,872	$41,734	$30,133	$39,910	$157,458	$68,622

EBITDA per share (diluted)	$2.90	$1.02	$1.04	$0.76	$1.01	$3.92	$1.73

Diluted weighted average shares outstanding	40,243,548	40,242,706	40,104,715	39,717,931	39,510,231	40,192,418	39,567,583

(a)	Effective January 1, 2011, we include our equity investments in the REITs in our real estate ownership segment. The equity income (loss) from the REITs that is now included in our real estate ownership segment represents our proportionate share of the revenue less expenses of the properties held by the REITs. This treatment is consistent with that of our directly-owned properties. Results for the three months ended December 31, September 30 and June 30, 2010 as well as the six months ended June 30, 2010 have been adjusted to reflect this reclassification.
Non-GAAP Financial Disclosure
EBITDA as disclosed represents earnings before interest, taxes, depreciation and amortization. We believe that EBITDA is a useful supplemental measure to investors and analysts for assessing the performance of our business segments, although it does not represent net income that is computed in accordance with GAAP, because it removes the impact of our capital structure and asset base from our operating results and because it is helpful when comparing our operating performance to that of companies in our industry without regard to such items, which can vary substantially from company to company. Accordingly, EBITDA should not be considered as an alternative to net income as an indicator of our financial performance. EBITDA may not be comparable to similarly titled measures of other companies. Therefore, we use EBITDA as one measure of our operating performance when we formulate corporate goals, evaluate the effectiveness of our strategies and determine executive compensation.

W. P. CAREY & CO. LLC
Reconciliation of Net Income to Funds from Operations — as Adjusted (AFFO)
(in thousands, except share and per share amounts)

	Three months ended					Six months ended June 30,
	June 30, 2011	March 31, 2011	December 31, 2010	September 30, 2010	June 30, 2010	2011	2010
Investment Management
Net income from investment management attributable to W. P. Carey members (a)	$31,989	$13,177	$15,731	$6,095	$11,968	$45,166	$19,748
Amortization, deferred taxes and other non-cash charges	17,583	7,473	2,463	1,135	3,377	25,056	5,068
AFFO adjustments to earnings from equity investments	(1,415)	—	—	—	—	(1,415)	—

AFFO — investment management	$48,157	$20,650	$18,194	$7,230	$15,345	$68,807	$24,816

AFFO per share (diluted)	$1.20	$0.51	$0.45	$0.18	$0.39	$1.71	$0.63

Real Estate Ownership
Net income from real estate ownership attributable to W. P. Carey members (a)	$47,123	$10,166	$4,050	$10,251	$11,464	$57,289	$18,097
Gain on sale of real estate, net	121	(781)	—	—	(56)	(660)	(460)
Gain on change in control of interests (b)	(27,859)					(27,859)	—
Other gains (losses), net	—	—	(755)	—	—	—	—
Depreciation, amortization and other non-cash charges	3,798	3,840	4,551	3,527	4,605	7,638	10,010
Straight-line and other rent adjustments	(1,020)	(417)	128	148	99	(1,437)	19
Impairment charges	41	—	6,763	481	985	41	8,137
AFFO adjustments to earnings from equity investments in real estate and the REITs	2,457	5,794	3,503	6,042	6,692	8,159	6,749
AFFO adjustments to Noncontrolling interests’ share of earnings	(50)	(110)	(157)	(72)	(214)	(160)	(382)

AFFO — real estate ownership	$24,611	$18,492	$18,083	$20,377	$23,575	$43,011	$42,170

AFFO per share (diluted)	$0.61	$0.46	$0.45	$0.51	$0.59	$1.07	$1.06

Total Company
AFFO	$72,768	$39,142	$36,277	$27,607	$38,920	$111,818	$66,986

AFFO per share (diluted)	$1.81	$0.97	$0.90	$0.69	$0.98	$2.78	$1.69

Diluted weighted average shares outstanding	40,243,548	40,242,706	40,104,715	39,717,931	39,510,231	40,192,418	39,567,583

(a)	Effective January 1, 2011, we include our equity investments in the REITs in our real estate ownership segment. The equity income (loss) from the REITs that is now included in our real estate ownership segment represents our proportionate share of the revenue less expenses of the properties held by the REITs. This treatment is consistent with that of our directly-owned properties. Results for the three months ended December 31, September 30 and June 30, 2010 as well as the six months ended June 30, 2010 have been adjusted to reflect this reclassification.

(b)	Represents gain recognized on purchase of the remaining interests in two ventures from CPA®:14, which we had previously accounted for under the equity method. In connection with purchasing these properties, we recognized a net gain of $27.1 million during the three and six months ended June 30, 2011 to adjust the carrying value of our existing interests in these ventures to their estimated fair values.
Non-GAAP Financial Disclosure
Funds from operations (“FFO”) is a non-GAAP financial measure that is commonly used by investors and analysts in evaluating real estate companies. Although the National Association of Real Estate Investment Trusts (“NAREIT”) has published a definition of FFO, real estate companies often modify this definition as they seek to provide financial measures that meaningfully reflect their operations. FFO or AFFO should not be considered as an alternative to net income as an indication of a company’s operating performance or to cash flow from operating activities as a measure of its liquidity, but should be used in conjunction with GAAP net income. FFO or AFFO disclosed by other real estate companies may not be comparable to our AFFO calculation.
NAREIT’s definition of FFO adjusts GAAP net income to exclude depreciation and gains/losses from the sales of properties and adjusts for FFO applicable to unconsolidated partnerships and joint ventures. We calculate AFFO in accordance with this definition and then include other adjustments to GAAP net income to adjust for certain non-cash charges such as amortization of intangibles, deferred income tax benefits and expenses, straight-line rents, stock compensation, impairment charges on real estate and unrealized foreign currency exchange gains and losses. We exclude these items from GAAP net income as they are not the primary drivers in our decision making process. Our assessment of our operations is focused on long-term sustainability and not on such non-cash items, which may cause short-term fluctuations in net income but that have no impact on cash flows, and we therefore use AFFO as one measure of our operating performance when we formulate corporate goals, evaluate the effectiveness of our strategies, and determine executive compensation. As a result, we believe that AFFO is a useful supplemental measure for investors to consider because it will help them to better understand and measure the performance of our business over time without the potentially distorting impact of these short-term fluctuations.

W. P. CAREY & CO. LLC
Adjusted Cash Flow from Operating Activities
(in thousands, except share and per share amounts)

	Six months ended June 30,
	2011	2010
Cash flow from operating activities	$45,987	$36,291
Adjustments:
Distributions received from equity investments in real estate in excess of equity income (a)	12,384	4,004
Distributions paid to noncontrolling interests, net (b)	(63)	(161)
Changes in working capital (c)	21,043	8,059
CPA®:14/16 Merger — revenue net of taxes (d)	(21,268)	—
CPA®:14/16 Merger — taxes on special distribution (c)	(2,166)	—

Adjusted cash flow from operating activities	$55,917	$48,193

Adjusted cash flow per share (diluted)	$1.39	$1.22

Distributions declared per share	$1.062	$1.010

Payout ratio (distributions per share/adjusted cash flow per share)	76%	83%

Diluted weighted average shares outstanding	40,192,418	39,567,583

(a)	We take a substantial portion of our asset management revenue in shares of the CPA® REITs. To the extent we receive distributions in excess of the equity income that we recognize, we include such amounts in our evaluation of cash flow from core operations.

(b)	Represents noncontrolling interests’ share of distributions made by ventures that we consolidate in our financial statements.

(c)	Timing differences arising from the payment of certain liabilities and the receipt of certain receivables in a period other than that in which the item is recognized in determining net income may distort the actual cash flow that our core operations generate. We adjust our GAAP cash flow from operating activities to record such amounts in the period in which the item was actually incurred.

(d)	Amounts represent termination and disposition revenue, net of costs and a 45% tax provision, earned in connection with the CPA®:14/16 Merger. This revenue is generally earned in connection with events that provide liquidity or alternatives to the CPA® REIT shareholders. In determining cash flow generated from our core operations, we believe it is more appropriate to normalize cash flow for the impact of the net revenue earned in connection with the CPA®:14/16 Merger.
Non-GAAP Financial Disclosure
Adjusted cash flow from operating activities refers to our cash provided by operating activities, as determined in accordance with GAAP, adjusted primarily to reflect timing differences between the period an expense is incurred and paid, to add cash distributions that we receive from our investments in unconsolidated real estate joint ventures in excess of our equity investment in the joint ventures, and to subtract cash distributions that we make to our noncontrolling partners in real estate joint ventures that we consolidate. We hold a number of interests in real estate joint ventures, and we believe that adjusting our GAAP cash provided by operating activities to reflect these actual cash receipts and cash payments may give investors a more accurate picture of our actual cash flow than GAAP cash provided by operating activities alone and that it is a useful supplemental measure for investors to consider. We also believe that adjusted cash flow from operating activities is a useful supplemental measure for assessing the cash flow generated from our core operations, and we use this measure when evaluating distributions to shareholders and as one measure of our operating performance when we determine executive compensation. Adjusted cash flow from operating activities should not be considered as an alternative to cash provided by operating activities computed on a GAAP basis as a measure of our liquidity. Adjusted cash flow from operating activities may not be comparable to similarly titled measures of other companies.

W. P. CAREY & CO. LLC
Revenue Stability Analysis (Pro rata Basis)
(in thousands)

	Three months ended										Six months ended June 30,
	June 30, 2011		March 31, 2011		December 31, 2010		September 30, 2010		June 30, 2010		2011		2010
	Revenue	%	Revenue	%	Revenue	%	Revenue	%	Revenue	%	Revenue	%	Revenue	%

Asset management revenues	$16,619	16%	$19,820	31%	$19,127	28%	$19,219	41%	$19,080	33%	$36,439	22%	$37,900	33%
Incentive, termination and subordinated disposition revenue (a)	52,515	50%	—	0%	—	0%	—	0%	—	0%	52,515	31%	—	0%
Pro rata net lease revenues	29,727	29%	27,453	44%	26,739	38%	26,828	57%	26,255	45%	57,180	34%	53,738	49%

	98,861	95%	47,273	75%	45,866	66%	46,047	98%	45,335	78%	146,134	87%	91,638	82%

Structuring revenue (b)	5,735	5%	15,945	25%	23,881	34%	708	2%	13,102	22%	21,680	13%	19,936	18%

Total Adjusted Revenue	$104,596	100%	$63,218	100%	$69,747	100%	$46,755	100%	$58,437	100%	$167,814	100%	$111,574	100%

Reconciliation of Total Adjusted Revenue
Total revenue — as reported	$118,398		$77,532		$81,969		$58,954		$70,001		$195,930		$132,266
Less: Reimbursed costs from affiliates (c)	(17,059)		(17,719)		(13,713)		(15,908)		(14,838)		(34,778)		(29,440)
Less: Wholesaling revenue (c)	(2,922)		(3,280)		(4,503)		(2,260)		(2,741)		(6,202)		(5,283)
Add: Pro rata share of revenues from equity investments	6,844		7,760		6,889		6,918		6,895		14,604		15,836
Less: Pro rata share of revenues due to noncontrolling interests	(665)		(1,075)		(895)		(949)		(880)		(1,740)		(1,805)

Total Adjusted Revenue	$104,596		$63,218		$69,747		$46,755		$58,437		$167,814		$111,574

Reconciliation of Total Pro Rata Net Lease Revenues
Lease revenues — as reported	$17,839		$15,460		$15,403		$16,203		$15,444		$33,299		$31,135
Add: Pro rata share of revenues from equity investments	6,844		7,760		6,889		6,918		6,895		14,604		15,836
Less: Pro rata share of revenues due to noncontrolling interests	(665)		(1,075)		(895)		(949)		(880)		(1,740)		(1,805)
Add: Other real estate income (d)	5,709		5,308		5,342		4,656		4,796		11,017		8,572

Total Pro Rata Net Lease Revenues	$29,727		$27,453		$26,739		$26,828		$26,255		$57,180		$53,738

(a)	Upon consummation of the CPA®:14/16 Merger, we earned revenues of $31.2 million in connection with the termination of the advisory agreement with CPA®:14, which we received in the form of restricted shares of CPA®:16 — Global common stock, and $21.3 million of subordinated disposition revenues.

(b)	We earn structuring revenue on acquisitions structured on behalf of the REITs we manage and expect significant period-to-period variation in such revenue based on changes in investment volume. Investments structured on behalf of the REITs totaled approximately $249 million, $345 million, $593 million, $13 million and $291 million for the three months ended June 30, 2011, March 31, 2011, December 31, 2010, September 30, 2010 and June 30, 2010, respectively, and approximately $594 million and $440 million for the six months ended June 30, 2011 and June 30, 2010, respectively.

(c)	Total adjusted revenue excludes reimbursements of costs received from the affiliated REITs as they have no impact on net income. Also excluded is wholesaling revenue earned in connection with CPA®:17 — Global’s and CWI’s initial public offering, which is substantially offset by underwriting costs incurred in connection with the offering.

(d)	Other real estate income generally consists of revenue from Carey Storage Management LLC (“Carey Storage”), a subsidiary that invests in domestic self-storage properties, and Livho, Inc., a subsidiary that operates a hotel franchise. Other real estate income also includes lease termination payments and other non-rent related revenues from real estate ownership, and as a result, we expect Other real estate income to fluctuate period-to-period.

Note:	Amounts presented for prior periods do not reflect subsequent adjustments to historical amounts presented for assets reclassified as held for sale or sold.
Non-GAAP Financial Disclosure
Total adjusted revenue is a non-GAAP financial measure that represents revenues on a GAAP basis adjusted for our pro rata share of revenues from equity investments as well as the pro rata share of revenues due to noncontrolling interests. We believe that total adjusted revenue is useful to investors and analysts as a supplemental measure of revenues from our core operations, and we use it to evaluate the stability of our underlying revenue streams. Total adjusted revenue should not be considered as an alternative to revenues computed on a GAAP basis as a measure of our profitability. Total adjusted revenue may not be comparable to similarly titled measures of other companies.

W. P. CAREY & CO. LLC
Portfolio Debt Overview (Pro rata Basis)
As of June 30, 2011
(in thousands)
Portfolio Debt Maturity

Year of Maturity	Outstanding Balance
2011	$17,058
2012	262,775	(a)
2013	1,045
2014	69,013
2015	49,294
2016	55,347
2017	53,735
2018	31,291
2019	25,035
2020	93,392
2021	4,970
2022	—
2023	4,958

Total	$667,913

Fixed and Variable Rate Debt Analysis

Outstanding Balance
Non-Recourse Debt
Fixed	$259,398
Fixed — Future Rate Reset	86,201
Fixed — Capped	—
Variable — Capped	22,085
Variable — Floating	14,252
Fixed — Swap Agreement	48,337
Variable	4,480

434,753

Recourse Debt
Variable — Line of Credit	233,160

Total Debt	$667,913

(a)	Amount includes outstanding recourse debt on the unsecured line of credit, which expires in June 2012.

W. P. CAREY & CO. LLC
Detailed Debt Summary (Pro rata Basis)
As of June 30, 2011
(in thousands)

		Current
Tenant/Lease Guarantor / Percent Ownership	Rate Type	Interest Rate	Maturity Date	Outstanding Balance

Sprint Spectrum, LP (a)	Fixed	7.64%	Aug-2011	$7,783
24 Hour Fitness USA, Inc.	Fixed	7.50%	Aug-2011	2,728
Career Education Corporation	Fixed	7.58%	Dec-2011	6,547
Qwest Communications, Inc.	Fixed	7.50%	Jun-2012	1,330
AutoZone, Inc. — Series C	Fixed	6.85%	Aug-2012	265
Anthony’s Manufacturing Company	Fixed	5.11%	Oct-2012	8,139
BE Aerospace, Inc.	Fixed	6.11%	Nov-2012	8,075
Faurecia Exhaust Systems, Inc.	Fixed	5.16%	Nov-2012	2,347
Alstom Power, Inc. and Werner Co.	Fixed	5.18%	Dec-2012	9,459
AutoZone, Inc. — Series D	Fixed	6.85%	Aug-2013	1,045
US Airways Group, Inc. (79%)	Variable - Floating	4.19%	Apr-2014	14,252
Billipp Portfolio	Variable	2.75%	May-2014	4,480
Carrefour France, SAS (46%) (b)	Fixed - Future Rate Reset	5.55%	Dec-2014	50,281
Hibbett Sports	Fixed - Swap	6.45%	May-2015	4,620
Lowe’s Home Improvement Warehouse	Fixed	4.87%	Sep-2015	8,660
Bouygues Telecom, S.A. (Tours) (95%) (b)	Fixed - Future Rate Reset	3.07%	Oct-2015	6,243
The American Bottling Company	Fixed	5.13%	Nov-2015	29,771
World Color Printing	Fixed	5.30%	May-2016	4,992
CheckFree Holdings, Inc. (c)	Fixed	6.18%	Jun-2016	28,946
Self-Storage Facility — Bentonville, AR (40%)	Fixed	6.41%	Jul-2016	829
Self-Storage Facility — Tallahassee, FL (40%)	Fixed	6.05%	Oct-2016	1,569
Bouygues Telecom, S.A. (Illkirch-Graffenstaden) (75%) (b) (d)	Fixed - Future Rate Reset	5.01%	Oct-2016	12,243
Consolidated Systems, Inc. (60%)	Fixed	5.87%	Nov-2016	6,768
Hellweg Die Profi-Baumärkte GmbH & Co. KG (5%) (b)	Fixed	5.49%	Jan-2017	1,004
Amylin Pharmaceuticals, Inc. (c)	Fixed	6.20%	Jul-2017	34,999
Medica France, S.A. (46%) (b)	Fixed	4.50%	Oct-2017	17,732

W. P. CAREY & CO. LLC
Detailed Debt Summary (Pro rata Basis)
As of June 30, 2011
(in thousands)

		Current
Tenant/Lease Guarantor / Percent Ownership	Rate Type	Interest Rate		Maturity Date	Outstanding Balance

The New York Times Company (17.75%)	Variable - Capped	2.81%		Apr-2018	$22,085
OBI Wroclaw (b)	Fixed - Swap	5.48%		May-2018	9,206
Self-Storage Portfolio (40%) (d)	Fixed - Future Rate Reset	7.03%		Feb-2019/Mar-2019	12,057
Orbital Sciences Corporation	Fixed	7.75%		Jul-2019	12,978
JPMorgan Chase Bank, N.A.	Fixed - Swap	5.47%		Jul-2020	34,511
Self-Storage Facilities — Chicago, IL (40%)	Fixed - Future Rate Reset	6.25%		Aug-2020	2,668
Self-Storage Facility — Pensacola, FL	Fixed - Future Rate Reset	6.25%		Nov-2020	1,855
Self-Storage Facility — Chicago, IL (40%)	Fixed - Future Rate Reset	6.62%		Dec-2020	854
Federal Express Corporation (c)	Fixed	5.48%		Dec-2020	53,504
Information Resources, Inc. (33%)	Fixed	5.92%		Feb-2021	4,970
Hologic, Inc. (36%)	Fixed	6.40%		May-2023	4,958

Total Non-Recourse Debt		5.51	%(b)		434,753

Unsecured Line of Credit	Variable	1.09	%(b)	Jun-2012	233,160

Total Debt		3.96%			$667,913

(a)	On August 1, 2011 we closed a $8.5 million mortgage refinancing with Wells Fargo encumbering the property. The existing $7.8 million loan balance was paid off at closing.

(b)	Debt balance calculated using an exchange rate of 1.4391 EUR/USD as of June 30, 2011.

(c)	In connection with the CPA®:14/16 Merger, we purchased the remaining interest in the property, in which we already had a joint interest, from CPA®:14.

(d)	Reflects weighted average interest rate for the applicable debt.

W. P. CAREY & CO. LLC
2011 Investment Activity
As of June 30, 2011
(in thousands, except square footage)
Investment Activity
Acquisitions — REITs

Portfolio(s)	Tenant/Lease Guarantor	Property Location(s)	Purchase Price	Closing Date	Property Type	Gross Square Footage
CPA®:17 — Global	Terminal Freezers, LLC	Oxnard & Watsonville, CA	$99,634	January-11	Warehouse/Distribution	866,525
CPA®:15 (15%), CPA®:17 — Global (85%)	C1000 Logistiek Vastgoed B.V.	various locations in The Netherlands	207,635	January-11	Warehouse/Distribution	2,046,858
CPA®:17 — Global	Harbor Freight Tools USA, Inc.	Dillon, SC	32,060	March-11	Warehouse/Distribution	1,010,859
CPA®:17 — Global	Dolgencorp, LLC (a)	Richwood, LA; Vass, NC & Hot Springs, VA	2,852	March-11	Retail	BTS
CPA®:17 — Global	Curtiss-Wright Flow Control Service	Middleburg Heights, OH	2,586	March-11	Industrial	28,185
CPA®:17 — Global	Flanders Corporation	Ardmore, OK; Smithfield, NC; Bartow, FL & Momence, IL	50,790	April-11	Warehouse/Distribution	722,108
CPA®:17 — Global	Berry Plastics Corporation	Evansville, IN	2,723	April-11	Industrial	263,088
CPA®:17 — Global	Dolgencorp, LLC (a)	Hopewell & Chesterfield, VA; Mount Hermon & Mangham, LA	5,722	April-11; May-11 & June-11	Retail	BTS
CPA®:17 — Global	ICF International, Inc.	Martinsville, VA	14,819	May-11	Office	BTS
CPA®:15 (75%), CPA®:16 — Global (25%)	Hellweg Die Profi-Baumärkte GmbH & Co. KG	Bad Salzungen, Germany	4,422	May-11	Retail	72,490
CPA®:17 — Global	CRO — San Luis Development, LLC (b)	Chicago, IL	7,398	June-11	Retail	BTS

Total Acquisitions — Leased Properties			430,641			5,010,113

Portfolio(s)	Property Type	Property Location(s)	Purchase Price	Closing Date
CPA®:17 — Global	Self-Storage Facility	Fort Worth, TX	3,431	April-11
CWI	Hospitality	Long Beach, CA	43,600	May-11
CPA®:17 — Global	Self-Storage Facilities	various locations in California, Hawaii and Illinois	86,857	June-11

Total Acquisitions — Hospitality/Self Storage Properties			133,888

Notes Receivable

Portfolio	Borrower/Guarantor	Interest Rate	Note Amount	Closing Date	Maturity Date
CPA®:17 — Global	BPS Partners	8.00%	30,000	June-11	June-16

Total Acquisitions			$594,529

(a)	Acquisition includes a build-to-suit (“BTS”) transaction. Gross square footage cannot be determined at this time.

(b)	The tenant is building an approximately 17,000 square foot restaurant on the property, which is expected to open on August 30, 2011.

W. P. CAREY & CO. LLC
2011 Investment Activity
As of June 30, 2011
(in thousands, except square footage)
Disposition Activity
Dispositions — CPA ® REITs

				Disposition
Portfolio(s)	Tenant/Lease Guarantor	Property Location(s)	Gross Sale Price	Date	Property Type	Gross Square Footage
CPA®:15	Childtime Childcare, Inc.	Centreville, VA	$788	February-11	Other	6,360
CPA®:15	Childtime Childcare, Inc.	Century Oaks, VA	1,700	March-11	Other	6,360
CPA®:16 — Global (50%), CPA®:15 (50%)	Goertz & Schiele	Puttlingen, Germany	438	April-11	Industrial	33,314
CPA®:16 — Global	Production Resources Group	Burbank, CA	6,785	May-11	Leisure, Amusement, Entertainment	49,374
CPA®:15	Childtime Childcare, Inc.	Manassas, VA	1,765	May-11	Other	8,854
CPA®:16 — Global	International Garden	Lakewood, NJ	6,000	May-11	Warehouse/Distribution	218,201
CPA®:17 — Global	Carquest Canada Ltd.	New Brunswick and Quebec, Canada	19,773	May-11	Warehouse/Distribution	231,870
CPA®:16 — Global	NutraMax Products, Inc.	Houston, TX	6,874	June-11	Industrial	253,215
CPA®:15 (67%), WPC LLC (33%)	Information Resources	Chicago, IL	4,745	June-11	Office	92,400

Total REIT Dispositions			48,868			899,948

Dispositions — Owned Portfolio

WPC LLC	AT&T Corp.	Bridgeton, MO	8,250	February-11	Industrial	85,510
WPC LLC	3E Trading LLC	West Mifflin, PA	1,032	February-11	Retail	121,054
WPC LLC	Honeywell	Houston, TX	1,595	June-11	Warehouse/Distribution	32,320

Total Owned Portfolio Dispositions			10,877			238,884

Total Dispositions			$59,745			1,138,832

Foreclosure and Receivership Activity

			Outstanding
Portfolio(s)	Tenant/Lease Guarantor	Property Location(s)	Mortgage Balance	Date	Event	Gross Square Footage
CPA®:15	Vacant	Port Huron & Shelby Township, MI	$6,143	February-11	Receivership	294,883
CPA®:14	Vacant	Duluth, GA	7,141	March-11	Foreclosure	221,374
CPA®:14	Vacant	Eagan, MN	19,363	April-11	Foreclosure	99,342

			$32,647			615,599

W. P. CAREY & CO. LLC
Portfolio Analysis — Diversification by Rent and Historical Occupancy (Pro rata Basis)
As of June 30, 2011
(in thousands)
Portfolio Diversification by Annualized Contractual Minimum Base Rent

	Annualized Contractual
Top Ten Tenants/Lease Guarantors	Minimum Base Rent	Percent
Carrefour France, SAS (a)	$8,105	8%
Federal Express Corporation (b)	7,456	8%
CheckFree Holdings, Inc. (b)	5,216	5%
The American Bottling Company	4,895	5%
The New York Times Company	4,423	5%
JP Morgan Chase Bank, N.A.	3,862	4%
Amylin Pharmaceuticals, Inc. (b)	3,641	4%
Orbital Sciences Corporation	3,307	3%
U.S. Airways Group, Inc.	3,297	3%
Titan Corporation	3,055	3%

Total	$47,257

(a)	Rent amounts are subject to fluctuations in foreign currency exchange rates.

(b)	Tenant is new to the portfolio this quarter. In connection with the CPA®:14/16 Merger, we purchased the remaining interest in the property, in which we already had a joint interest, from CPA®:14.

(c)	Percentage of the portfolio’s total pro rata square footage that was subject to lease.

W. P. CAREY & CO. LLC
Portfolio Analysis — Diversification by Property Type (Pro rata Basis)
As of June 30, 2011
(in thousands)

Property Type	Square Footage	Percent
Warehouse/Distribution	5,112	36%
Industrial	4,869	35%
Office	2,678	19%
Retail	874	6%
Other Properties (a)	363	3%
Hospitality	158	1%

Total (b)	14,054	100%

	Annualized Contractual
Property Type	Minimum Base Rent	Percent
Office	$38,828	40%
Industrial	25,738	26%
Warehouse/Distribution	18,538	19%
Other Properties (a)	6,727	7%
Retail	5,478	6%
Hospitality	2,100	2%

Total (b)	$97,409	100%

(a)	Reflects properties used for health care; education, child care and social services; leisure, amusement and recreation; and unoccupied land.

(b)	Excludes 21 domestic self-storage properties in our Carey Storage subsidiary, totaling approximately 1.5 million square feet.

W. P. CAREY & CO. LLC
Portfolio Analysis — Diversification by Tenant Industry (Pro rata Basis)
As of June 30, 2011
(in thousands)

	Annualized Contractual
Industry Type (a)	Minimum Base Rent	Percent
Retail Trade	$16,388	17%
Business and Commercial Services	13,422	14%
Healthcare, Education and Childcare	7,997	8%
Transportation — Cargo	7,484	8%
Media: Printing and Publishing	6,779	7%
Telecommunications	5,496	6%
Electronics	4,971	5%
Beverages, Food, and Tobacco	4,949	5%
Aerospace and Defense	4,907	5%
Banking	3,862	4%
Forest Products and Paper	3,772	4%
Transportation — Personal	3,504	4%
Machinery	2,623	3%
Hotels and Gaming	2,110	2%
Mining, Metals, and Primary Metal Industries	1,513	1%
Consumer and Durable Goods	1,463	1%
Chemicals, Plastics, Rubber, and Glass	1,179	1%
Leisure, Amusement, Entertainment	927	1%
Construction and Building	878	1%
Textiles, Leather, and Apparel	851	1%
Other (b)	2,334	2%

Total (c)	$97,409	100%

(a)	Based on the Moody’s Classification System and information provided by the tenant.

(b)	Includes revenue from tenants in the following industries: federal, state and local government (0.7%), consumer non-durable goods (0.7%), automobile (0.7%), multi-tenant properties (0.2%) and grocery (0.04%).

(c)	Excludes 21 domestic self-storage properties in our Carey Storage subsidiary, totaling approximately 1.5 million square feet.

W. P. CAREY & CO. LLC
Portfolio Analysis — Diversification by Geography (Pro rata Basis)
As of June 30, 2011
(in thousands)

Region	Square Footage	Percent
United States
South	5,031	36%
East	2,792	20%
West	2,411	17%
Midwest	1,638	11%

	11,872	84%

International
France	1,683	12%
Germany	246	2%
Spain	139	1%
Poland	114	1%

	2,182	16%

Total (a)	14,054	100%

	Annualized Contractual
Region	Minimum Base Rent	Percent
United States
South	$32,013	33%
West	23,064	24%
East	12,333	12%
Midwest	10,167	10%

	77,577	79%

International
France	14,500	15%
Germany	2,444	3%
Spain	1,817	2%
Poland	1,071	1%

	19,832	21%

Total (a)	$97,409	100%

(a)	Excludes 21 domestic self-storage properties in our Carey Storage subsidiary, totaling approximately 1.5 million square feet.

W. P. CAREY & CO. LLC
Portfolio Analysis — Lease Maturities (Pro rata Basis)
As of June 30, 2011
(in thousands)

	Annualized
	Contractual
Year of Lease	Minimum Base
Expiration (a)	Rent	Percent
2011 (b)	$4,608	5%
2012	9,577	10%
2013	4,448	5%
2014	11,145	11%
2015	13,431	14%
2016	6,861	7%
2017	5,915	6%
2018	3,799	4%
2019	14,121	14%
2020	3,273	3%
2021	3,801	4%
2022	1,657	2%
2023	—	0%
2024	4,423	4%
2025	1,279	1%
2026	948	1%
2027	2,444	3%
2028	—	0%
2029	—	0%
2030	5,679	6%

Total (c)	$97,409	100%

Weighted Average Years to Maturity: 6.63

(a)	Assumes tenant does not exercise renewal option.

(b)	Month-to-month properties are counted in 2011 revenue stream.

(c)	Excludes 21 domestic self-storage properties in our Carey Storage subsidiary, totaling approximately 1.5 million square feet.

W. P. CAREY & CO. LLC
Consolidated Balance Sheets (Unaudited)
(in thousands, except share amounts)

	June 30, 2011	December 31, 2010
Assets
Investments in real estate:
Real estate, at cost	$646,923	$560,592
Operating real estate, at cost	109,748	109,851
Accumulated depreciation	(129,072)	(122,312)

Net investments in properties	627,599	548,131
Net investment in direct financing leases	76,114	76,550
Equity investments in real estate and the REITs	528,012	322,294

Net investments in real estate	1,231,725	946,975
Cash and cash equivalents	26,461	64,693
Due from affiliates	32,014	38,793
Intangible assets and goodwill, net	130,122	87,768
Other assets, net	39,384	34,097

Total assets	$1,459,706	$1,172,326

Liabilities and Equity
Liabilities:
Non-recourse debt	$342,941	$255,232
Line of credit	233,160	141,750
Accounts payable, accrued expenses and other liabilities	64,774	40,808
Income taxes, net	58,239	41,443
Distributions payable	21,784	20,073

Total liabilities	720,898	499,306

Redeemable noncontrolling interest	6,792	7,546

Commitments and contingencies
Equity:
W. P. Carey members’ equity:
Listed shares, no par value, 100,000,000 shares authorized; 39,707,156 and 39,454,847 shares issued and outstanding, respectively	765,808	763,734
Distributions in excess of accumulated earnings	(85,874)	(145,769)
Deferred compensation obligation	10,511	10,511
Accumulated other comprehensive income (loss)	2,904	(3,463)

Total W. P. Carey members’ equity	693,349	625,013
Noncontrolling interests	38,667	40,461

Total equity	732,016	665,474

Total liabilities and equity	$1,459,706	$1,172,326

W. P. CAREY & CO. LLC
Consolidated Statements of Income (Unaudited)
(in thousands, except share and per share amounts)

	Three months ended June 30,		Six months ended June 30,
	2011	2010	2011	2010
Revenues
Asset management revenue	$16,619	$19,080	$36,439	$37,900
Structuring revenue	5,735	13,102	21,680	19,936
Incentive, termination and subordinated disposition revenue	52,515	—	52,515	—
Wholesaling revenue	2,922	2,741	6,202	5,283
Reimbursed costs from affiliates	17,059	14,838	34,778	29,440
Lease revenues	17,839	15,444	33,299	31,135
Other real estate income	5,709	4,796	11,017	8,572

	118,398	70,001	195,930	132,266

Operating Expenses
General and administrative	(24,585)	(18,647)	(45,908)	(36,694)
Reimbursable costs	(17,059)	(14,838)	(34,778)	(29,440)
Depreciation and amortization	(7,305)	(5,743)	(12,742)	(11,828)
Property expenses	(3,066)	(2,310)	(6,204)	(4,494)
Other real estate expenses	(2,942)	(1,773)	(5,499)	(3,588)
Impairment charges	(41)	—	(41)	—

	(54,998)	(43,311)	(105,172)	(86,044)

Other Income and Expenses
Other interest income	560	336	1,235	609
Income from equity investments in real estate and the REITs	12,465	7,638	18,681	16,780
Gain on change in control of interests	27,859	—	27,859	—
Other income and (expenses)	4,758	47	5,239	(610)
Interest expense	(5,396)	(3,765)	(9,836)	(7,476)

	40,246	4,256	43,178	9,303

Income from continuing operations before income taxes	103,646	30,946	133,936	55,525
Provision for income taxes	(24,760)	(6,751)	(32,334)	(10,863)

Income from continuing operations	78,886	24,195	101,602	44,662

Discontinued Operations
(Loss) income from operations of discontinued properties	(36)	455	83	1,038
(Loss) gain on sale of real estate	(121)	56	660	460
Impairment charges	—	(985)	—	(8,137)

(Loss) income from discontinued operations	(157)	(474)	743	(6,639)

Net Income	78,729	23,721	102,345	38,023
Add: Net loss attributable to noncontrolling interests	384	128	714	414
Less: Net income attributable to redeemable noncontrolling interest	(1)	(417)	(604)	(592)

Net Income Attributable to W. P. Carey Members	$79,112	$23,432	$102,455	$37,845

Basic Earnings Per Share
Income from continuing operations attributable to W. P. Carey members	$1.96	$0.60	$2.52	$1.11
(Loss) income from discontinued operations attributable to W. P. Carey members	—	(0.01)	0.02	(0.16)

Net income attributable to W. P. Carey members	$1.96	$0.59	$2.54	$0.95

Diluted Earnings Per Share
Income from continuing operations attributable to W. P. Carey members	$1.94	$0.60	$2.50	$1.11
(Loss) income from discontinued operations attributable to W. P. Carey members	—	(0.01)	0.02	(0.16)

Net income attributable to W. P. Carey members	$1.94	$0.59	$2.52	$0.95

Weighted Average Shares Outstanding
Basic	39,782,796	39,081,064	39,760,676	39,116,126

Diluted	40,243,548	39,510,231	40,192,418	39,567,583

Amounts Attributable to W. P. Carey Members
Income from continuing operations, net of tax	$79,269	$23,906	$101,712	$44,484
(Loss) income from discontinued operations, net of tax	(157)	(474)	743	(6,639)

Net income	$79,112	$23,432	$102,455	$37,845

Distributions Declared Per Share	$0.550	$0.506	$1.062	$1.010

W. P. CAREY & CO. LLC
Consolidated Statements of Cash Flows (Unaudited)
(in thousands)

	Six months ended June 30,
	2011	2010
Cash Flows — Operating Activities
Net income	$102,345	$38,023
Adjustments to net income:
Depreciation and amortization including intangible assets and deferred financing costs	12,782	12,377
Income from equity investments in real estate and the REITs in excess of distributions received	223	(5,942)
Straight-line rent and financing lease adjustments	(1,386)	429
Amortization of deferred revenue	(1,573)	—
Gain on sale of real estate	(660)	(460)
Unrealized (gain) loss on foreign currency transactions and others	(371)	860
Realized (gain) loss on foreign currency transactions and others	(1,188)	143
Allocation of loss to profit-sharing interest	—	(373)
Management income received in shares of affiliates	(52,142)	(17,344)
Gain on conversion of shares	(3,806)	—
Gain on change in control of interests	(27,859)	—
Impairment charges	41	8,137
Stock-based compensation expense	8,628	4,936
Deferred acquisition revenue received	15,462	17,048
Increase in structuring revenue receivable	(9,222)	(9,352)
Increase (decrease) in income taxes payable, net	16,256	(6,116)
Net changes in other operating assets and liabilities	(11,543)	(6,075)

Net cash provided by operating activities	45,987	36,291

Cash Flows — Investing Activities
Distributions received from equity investments in real estate and the REITs in excess of equity income	14,498	7,762
Capital contributions to equity investments	(2,297)	—
Purchase of interests in affiliate	(121,315)	—
Purchases of real estate and equity investments in real estate	(24,323)	(74,904)
VAT paid in connection with acquisition of real estate	—	(4,222)
Capital expenditures	(1,375)	(1,652)
Cash acquired on acquisition of subsidiaries	57	—
Proceeds from sale of real estate	10,643	9,200
Proceeds from sale of securities	777	—
Funding of short-term loans to affiliates	(94,000)	—
Proceeds from repayment of short-term loans from affiliates	94,000	—
Funds released from escrow	2,030	36,132
Funds placed in escrow	(3,899)	—

Net cash used in investing activities	(125,204)	(27,684)

Cash Flows — Financing Activities
Distributions paid	(40,849)	(52,490)
Contributions from noncontrolling interests	1,459	11,180
Distributions to noncontrolling interests	(2,822)	(1,444)
Purchase of noncontrolling interest	(7,502)	—
Distributions to profit-sharing interest	—	(693)
Scheduled payments of mortgage principal	(9,897)	(10,322)
Proceeds from mortgage financing	7,438	6,315
Proceeds from line of credit	231,410	83,250
Payments of lines of credit	(140,000)	(22,500)
Payment of financing costs	(831)	(301)
Proceeds from issuance of shares	1,018	799
Windfall tax benefits (provision) associated with stock-based compensation awards	872	(159)

Net cash provided by financing activities	40,296	13,635

Change in Cash and Cash Equivalents During the Period
Effect of exchange rate changes on cash	689	(1,243)

Net (decrease) increase in cash and cash equivalents	(38,232)	20,999
Cash and cash equivalents, beginning of period	64,693	18,450

Cash and cash equivalents, end of period	$26,461	$39,449

W. P. CAREY & CO. LLC
Detailed Property Summary (Pro rata Basis)
As of June 30, 2011

							Annualized Contractual
						Square Footage	Minimum Base Rent (in	Percentage of Total
Tenant/Lease Guarantor	Percent Ownership	Property Location	Property Type	Tenant Industry	Region	(e)	thousands)	Rent (e)	Increase Factor	Lease Expiration	Maximum Term
Carrefour France, SAS (a)	46%	Nimes, France	Warehouse/Distribution	Retail Trade	Europe	177,792	$1,112	1.14%	INSEE (b)	Jun-2016	Jun-2019
Carrefour France, SAS (a)	46%	Colomiers, France	Warehouse/Distribution	Retail Trade	Europe	174,267	1,093	1.12%	INSEE (b)	Jun-2015	Jun-2018
Carrefour France, SAS (a)	46%	Crepy en Valois, France	Warehouse/Distribution	Retail Trade	Europe	152,370	997	1.02%	INSEE (b)	Jun-2015	Jun-2018
Carrefour France, SAS (a)	46%	Lens, France	Warehouse/Distribution	Retail Trade	Europe	126,929	796	0.82%	INSEE (b)	Jun-2015	Jun-2018
Carrefour France, SAS (a)	46%	Nîmes, France	Warehouse/Distribution	Retail Trade	Europe	134,942	736	0.76%	INSEE (b)	Jun-2015	Jun-2018
Carrefour France, SAS (a)	46%	Ploufragan, France	Warehouse/Distribution	Retail Trade	Europe	122,596	685	0.70%	INSEE (b)	Jun-2015	Jun-2018
Carrefour France, SAS (a)	46%	Crepy en Valois, France	Warehouse/Distribution	Retail Trade	Europe	101,252	663	0.68%	INSEE (b)	Jun-2015	Jun-2018
Carrefour France, SAS (a)	46%	Thuit Hebert, France	Warehouse/Distribution	Retail Trade	Europe	107,962	589	0.60%	INSEE (b)	Jun-2015	Jun-2018
Carrefour France, SAS (a)	46%	Cholet, France	Warehouse/Distribution	Retail Trade	Europe	99,265	555	0.57%	INSEE (b)	Jun-2015	Jun-2018
Carrefour France, SAS (a)	46%	Colomiers, France	Warehouse/Distribution	Retail Trade	Europe	60,294	378	0.39%	INSEE (b)	Jun-2015	Jun-2018
Carrefour France, SAS (a)	46%	Thuit Hebert, France	Warehouse/Distribution	Retail Trade	Europe	68,479	374	0.38%	INSEE (b)	Jun-2015	Jun-2018
Carrefour France, SAS (a)	46%	Colomiers, France	Warehouse/Distribution	Retail Trade	Europe	7,524	47	0.05%	INSEE (b)	Jun-2015	Jun-2018
Carrefour France, SAS (a)	46%	Lens, France	Warehouse/Distribution	Retail Trade	Europe	4,349	27	0.03%	INSEE (b)	Jun-2015	Jun-2018
Carrefour France, SAS (a)	46%	Colomiers, France	Warehouse/Distribution	Retail Trade	Europe	2,899	18	0.02%	INSEE (b)	Jun-2015	Jun-2018
Carrefour France, SAS (a)	46%	Lens, France	Warehouse/Distribution	Retail Trade	Europe	2,599	16	0.02%	INSEE (b)	Jun-2015	Jun-2018
Carrefour France, SAS (a)	46%	Nîmes, France	Warehouse/Distribution	Retail Trade	Europe	2,554	14	0.01%	INSEE (b)	Jun-2015	Jun-2018
Carrefour France, SAS (a)	46%	Nîmes, France	Warehouse/Distribution	Retail Trade	Europe	596	3	0.00%	INSEE (b)	Jun-2015	Jun-2018

Carrefour France, SAS Total						1,346,669	8,105	8.32%

Federal Express Corporation	100%	Collierville, TN	Office	Transportation - Cargo	South	97,595	1,793	1.84%	CPI	Nov-2019	Aug-2039
Federal Express Corporation	100%	Collierville, TN	Office	Transportation - Cargo	South	97,595	1,793	1.84%	CPI	Nov-2019	Aug-2039
Federal Express Corporation	100%	Collierville, TN	Office	Transportation - Cargo	South	97,595	1,793	1.84%	CPI	Nov-2019	Aug-2039
Federal Express Corporation	100%	Collierville, TN	Office	Transportation - Cargo	South	97,595	1,793	1.84%	CPI	Nov-2019	Aug-2039
Federal Express Corporation	100%	Corpus Christi, TX	Warehouse/Distribution	Transportation - Cargo	South	30,212	213	0.22%	Fixed	May-2012	May-2017
Federal Express Corporation	100%	College Station, TX	Warehouse/Distribution	Transportation - Cargo	South	12,080	70	0.07%	Fixed	Apr-2012	Apr-2017

Federal Express Corporation Total						432,672	7,456	7.65%

CheckFree Corporation	100%	Norcross, GA	Office	Business and Commercial Services	South	100,125	2,032	2.09%	CPI	Dec-2015	Dec-2030
CheckFree Corporation	100%	Norcross, GA	Office	Business and Commercial Services	South	68,300	1,724	1.77%	CPI	Dec-2015	Dec-2030
CheckFree Corporation	100%	Norcross, GA	Office	Business and Commercial Services	South	52,250	1,301	1.34%	CPI	Dec-2015	Dec-2030
CheckFree Corporation	100%	Norcross, GA	Land	Business and Commercial Services	South	1	159	0.16%	CPI	Dec-2015	Dec-2030

CheckFree Corporation Total						220,676	5,216	5.35%

The American Bottling Company	100%	Irving, TX	Industrial	Beverages, Food, and Tobacco	South	459,497	2,969	3.05%	CPI	Jul-2014	Jul-2029
The American Bottling Company	100%	Houston, TX	Industrial	Beverages, Food, and Tobacco	South	262,450	1,926	1.98%	CPI	Jul-2014	Jul-2029

The American Bottling Company Total						721,947	4,895	5.03%

The New York Times Company	18%	New York, NY	Office	Media: Printing and Publishing	East	126,420	4,423	4.54%	Fixed	Mar-2024	Mar-2044

JP Morgan Chase Bank, N.A.	100%	Fort Worth, TX	Office	Banking	South	384,246	3,862	3.96%	None	Feb-2030	Feb-2050

Amylin Pharmaceuticals, Inc.	100%	San Diego, CA	Office	Business and Commercial Services	West	71,902	1,820	1.87%	Fixed	Jul-2019	Jul-2029
Amylin Pharmaceuticals, Inc.	100%	San Diego, CA	Industrial	Business and Commercial Services	West	72,408	1,820	1.87%	Fixed	Jul-2019	Jul-2029

Amylin Pharmaceuticals, Inc. Total						144,310	3,641	3.74%

Orbital Sciences Corporation	100%	Chandler, AZ	Industrial	Aerospace and Defense	West	355,307	3,307	3.39%	CPI	Sep-2019	Sep-2029

US Airways Group, Inc.	75%	Tempe, AZ	Office	Transportation - Personal	West	167,890	3,297	3.38%	CPI	Apr-2014	Nov-2029

The Titan Corporation	100%	San Diego, CA	Office	Electronics	West	166,403	3,055	3.14%	CPI	Jul-2012	Jul-2017

Medica France S.A. (a)	46%	Paris, France	Other	Healthcare, Education and Childcare	Europe	24,770	669	0.69%	INSEE (b)	Sep-2021	Sep-2030
Medica France S.A. (a)	46%	Sarcelles, France	Other	Healthcare, Education and Childcare	Europe	34,621	669	0.69%	INSEE (b)	Sep-2021	Sep-2030
Medica France S.A. (a)	46%	Chatou, France	Other	Healthcare, Education and Childcare	Europe	24,667	418	0.43%	INSEE (b)	Sep-2021	Sep-2030
Medica France S.A. (a)	46%	Poissy, France	Other	Healthcare, Education and Childcare	Europe	24,593	418	0.43%	INSEE (b)	Sep-2021	Sep-2030
Medica France S.A. (a)	46%	Rosny sous Bois, France	Other	Healthcare, Education and Childcare	Europe	21,847	418	0.43%	INSEE (b)	Sep-2021	Sep-2030
Medica France S.A. (a)	46%	Rueil Malmaison, France	Other	Healthcare, Education and Childcare	Europe	23,814	418	0.43%	INSEE (b)	Sep-2021	Sep-2030

Medica France S.A. Total						154,312	3,011	3.09%

Bouygues Telecom, S.A.(a)	75%	Illkirch-Graffenstaden, France	Office	Telecommunications	Europe	45,459	1,849	1.90%	INSEE (b)	Feb-2013	Feb-2013
Bouygues Telecom, S.A.(a)	95%	Tours, France	Office	Telecommunications	Europe	57,264	1,008	1.03%	INSEE (b)	Sep-2012	Sep-2012
Bouygues Telecom, S.A.(a)	75%	Illkirch-Graffenstaden, France	Office	Telecommunications	Europe	3,689	—	0.00%	INSEE (b)	Dec-2015	May-2020

Bouygues Telecom, S.A. Total						106,412	2,857	2.93%

Schuler AG (a)	33%	Göppingen, Germany	Industrial	Machinery	Europe	246,380	2,444	2.51%	CPI	Oct-2027	Oct-2047

AutoZone, Inc.	100%	San Antonio, TX	Retail	Retail Trade	South	5,400	56	0.06%	None	Aug-2013	Aug-2038
AutoZone, Inc.	100%	Albuquerque, NM	Retail	Retail Trade	West	5,400	55	0.06%	None	Aug-2013	Aug-2038
AutoZone, Inc.	100%	Jacksonville, FL	Retail	Retail Trade	South	5,400	54	0.06%	None	Aug-2013	Aug-2038
AutoZone, Inc.	100%	Houston, TX	Retail	Retail Trade	South	5,400	53	0.05%	None	Aug-2013	Aug-2038
AutoZone, Inc.	100%	Gastonia, NC	Retail	Retail Trade	East	5,400	52	0.05%	None	Jan-2016	Jan-2026

W. P. CAREY & CO. LLC
Detailed Property Summary (Pro rata Basis)
As of June 30, 2011

							Annualized Contractual
						Square Footage	Minimum Base Rent (in	Percentage of Total
Tenant/Lease Guarantor	Percent Ownership	Property Location	Property Type	Tenant Industry	Region	(e)	thousands)	Rent (e)	Increase Factor	Lease Expiration	Maximum Term
AutoZone, Inc.	100%	Corpus Christi, TX	Retail	Retail Trade	South	6,600	52	0.05%	None	Jan-2016	Jan-2026
AutoZone, Inc.	100%	Statesville, NC	Retail	Retail Trade	East	5,400	51	0.05%	None	Jan-2016	Jan-2026
AutoZone, Inc.	100%	Lenoir, NC	Retail	Retail Trade	East	5,400	51	0.05%	None	Jan-2016	Jan-2026
AutoZone, Inc.	100%	Corpus Christi, TX	Retail	Retail Trade	South	6,480	51	0.05%	None	Jan-2016	Jan-2026
AutoZone, Inc.	100%	Victoria, TX	Retail	Retail Trade	South	6,480	51	0.05%	None	Jan-2016	Jan-2026
AutoZone, Inc.	100%	Lexington, SC	Retail	Retail Trade	East	5,400	50	0.05%	None	Aug-2013	Aug-2038
AutoZone, Inc.	100%	Macon, GA	Retail	Retail Trade	South	5,400	50	0.05%	None	Aug-2013	Aug-2038
AutoZone, Inc.	100%	St. Peters, MO	Retail	Retail Trade	Midwest	5,400	49	0.05%	Fixed	Aug-2012	Aug-2037
AutoZone, Inc.	100%	St. Peters, MO	Retail	Retail Trade	Midwest	6,660	49	0.05%	Fixed	Aug-2012	Aug-2037
AutoZone, Inc.	100%	Jacksonville, FL	Retail	Retail Trade	South	5,400	48	0.05%	None	Aug-2013	Aug-2038
AutoZone, Inc.	100%	Decatur, AL	Retail	Retail Trade	South	5,400	45	0.05%	None	Feb-2016	Feb-2026
AutoZone, Inc.	100%	Phenix City, AL	Retail	Retail Trade	South	5,400	45	0.05%	None	Feb-2016	Feb-2026
AutoZone, Inc.	100%	Mobile, AL	Retail	Retail Trade	South	5,400	45	0.05%	None	Feb-2016	Feb-2026
AutoZone, Inc.	100%	Alton, IL	Retail	Retail Trade	Midwest	5,400	45	0.05%	None	Feb-2016	Feb-2026
AutoZone, Inc.	100%	Belleville, IL	Retail	Retail Trade	Midwest	5,400	45	0.05%	None	Feb-2016	Feb-2026
AutoZone, Inc.	100%	Breckenridge, MO	Retail	Retail Trade	Midwest	5,400	44	0.05%	None	Feb-2016	Feb-2026
AutoZone, Inc.	100%	Chickasaw, AL	Retail	Retail Trade	South	5,400	43	0.04%	None	Feb-2016	Feb-2026
AutoZone, Inc.	100%	Montgomery, AL	Retail	Retail Trade	South	5,400	43	0.04%	None	Feb-2016	Feb-2026
AutoZone, Inc.	100%	Columbus, GA	Retail	Retail Trade	South	5,400	43	0.04%	None	Feb-2016	Feb-2026
AutoZone, Inc.	100%	West Monroe, LA	Retail	Retail Trade	South	5,400	43	0.04%	None	Feb-2016	Feb-2026
AutoZone, Inc.	100%	Baton Rouge, LA	Retail	Retail Trade	South	5,400	43	0.04%	None	Feb-2016	Feb-2026
AutoZone, Inc.	100%	Lake Charles, LA	Retail	Retail Trade	South	6,480	43	0.04%	None	Feb-2016	Feb-2026
AutoZone, Inc.	100%	Lake Charles, LA	Retail	Retail Trade	South	6,480	43	0.04%	None	Feb-2016	Feb-2026
AutoZone, Inc.	100%	Maplewood, MO	Retail	Retail Trade	Midwest	6,480	43	0.04%	None	Feb-2016	Feb-2026
AutoZone, Inc.	100%	Overland, MO	Retail	Retail Trade	Midwest	6,480	43	0.04%	None	Feb-2016	Feb-2026
AutoZone, Inc.	100%	Albany, GA	Retail	Retail Trade	South	5,400	43	0.04%	None	Aug-2013	Aug-2038
AutoZone, Inc.	100%	Charlotte, NC	Retail	Retail Trade	East	5,400	42	0.04%	None	Jan-2016	Jan-2026
AutoZone, Inc.	100%	San Antonio, TX	Retail	Retail Trade	South	5,400	42	0.04%	None	Jan-2016	Jan-2026
AutoZone, Inc.	100%	Farmington, NM	Retail	Retail Trade	West	5,400	41	0.04%	None	Aug-2013	Aug-2038
AutoZone, Inc.	100%	Hammond, LA	Retail	Retail Trade	South	6,480	40	0.04%	Fixed	Aug-2012	Aug-2037
AutoZone, Inc.	100%	Brunswick, GA	Retail	Retail Trade	South	5,400	40	0.04%	None	Aug-2013	Aug-2038
AutoZone, Inc.	100%	Waco, TX	Retail	Retail Trade	South	4,800	38	0.04%	None	Jan-2016	Jan-2026
AutoZone, Inc.	100%	Collinsville, IL	Retail	Retail Trade	Midwest	5,400	36	0.04%	None	Feb-2016	Feb-2026
AutoZone, Inc.	100%	Wood River, IL	Retail	Retail Trade	Midwest	5,400	36	0.04%	None	Feb-2016	Feb-2026
AutoZone, Inc.	100%	St. Louis, MO	Retail	Retail Trade	Midwest	5,400	36	0.04%	None	Feb-2016	Feb-2026
AutoZone, Inc.	100%	Panama City, FL	Retail	Retail Trade	South	5,401	35	0.04%	Fixed	Aug-2012	Aug-2037
AutoZone, Inc.	100%	Jacksonville, FL	Retail	Retail Trade	South	5,000	35	0.04%	Fixed	Aug-2012	Aug-2037
AutoZone, Inc.	100%	Augusta, GA	Retail	Retail Trade	South	5,400	34	0.04%	None	Aug-2013	Aug-2038
AutoZone, Inc.	100%	Bessemer, AL	Retail	Retail Trade	South	5,400	32	0.03%	None	Feb-2016	Feb-2026
AutoZone, Inc.	100%	Austin, TX	Retail	Retail Trade	South	4,000	31	0.03%	None	Jan-2016	Jan-2026
AutoZone, Inc.	100%	Nederland, TX	Retail	Retail Trade	South	4,000	31	0.03%	None	Jan-2016	Jan-2026
AutoZone, Inc.	100%	West Orange, TX	Retail	Retail Trade	South	4,000	31	0.03%	None	Jan-2016	Jan-2026
AutoZone, Inc.	100%	Shelby, NC	Retail	Retail Trade	East	6,660	31	0.03%	Fixed	Aug-2012	Aug-2037
AutoZone, Inc.	100%	Kannapolis, NC	Retail	Retail Trade	East	6,408	24	0.02%	Fixed	Oct-2015	Oct-2025
AutoZone, Inc.	100%	Baton Rouge, LA	Retail	Retail Trade	South	5,401	23	0.02%	Fixed	Apr-2014	Apr-2019
AutoZone, Inc.	100%	Knoxville, TN	Retail	Retail Trade	South	6,660	23	0.02%	Fixed	May-2014	May-2024
AutoZone, Inc.	100%	Baton Rouge, LA	Retail	Retail Trade	South	6,600	22	0.02%	Fixed	Mar-2014	Mar-2024
AutoZone, Inc.	100%	East Ridge, TN	Retail	Retail Trade	South	6,480	21	0.02%	Fixed	Oct-2013	Oct-2023
AutoZone, Inc.	100%	Morgantown, NC	Retail	Retail Trade	East	5,400	19	0.02%	Fixed	Oct-2015	Aug-2019

AutoZone, Inc. Total						302,230	2,217	2.28%

LIVHO, Inc.	100%	Livonia, MI	Hospitality	Hotels and Gaming	Midwest	158,000	2,100	2.16%	Fixed	Jan-2012	Jan-2012

Brown Institute, Ltd.	100%	Mendota Heights, MN	Other	Healthcare, Education and Childcare	Midwest	136,400	2,069	2.12%	Fixed	Aug-2011	Aug-2011

Sybron Dental Specialties, Inc.	100%	Romulus, MI	Industrial	Healthcare, Education and Childcare	Midwest	220,000	1,454	1.49%	CPI	Dec-2018	Dec-2043
Sybron Dental Specialties, Inc.	100%	Glendora, CA	Office	Healthcare, Education and Childcare	West	25,000	555	0.57%	CPI	Dec-2018	Dec-2043

Sybron Dental Specialties, Inc. Total						245,000	2,009	2.06%

Unisource Worldwide, Inc.	100%	Commerce, CA	Warehouse/Distribution	Forest Products and Paper	West	411,561	1,564	1.61%	Fixed	Apr-2020	Apr-2030
Unisource Worldwide, Inc.	100%	Anchorage, AK	Warehouse/Distribution	Forest Products and Paper	West	44,712	362	0.37%	Fixed	Dec-2014	Dec-2029

Unisource Worldwide, Inc. Total						456,273	1,926	1.98%

Eroski Sociedad Cooperativa	70%	Mallorca, Spain	Warehouse/Distribution	Retail Trade	Europe	138,383	1,817	1.87%	3% or CPI	Jun-2030	Jun-2045

BE Aerospace, Inc.	100%	Lenexa, KS	Industrial	Aerospace and Defense	Midwest	130,094	666	0.68%	Fixed	Sep-2017	Sep-2037
BE Aerospace, Inc.	100%	Winston-Salem, NC	Warehouse/Distribution	Aerospace and Defense	East	90,800	268	0.28%	Fixed	Sep-2017	Sep-2037
BE Aerospace, Inc.	100%	Winston-Salem, NC	Industrial	Aerospace and Defense	East	74,026	218	0.22%	Fixed	Sep-2017	Sep-2037
BE Aerospace, Inc.	100%	Winston-Salem, NC	Industrial	Aerospace and Defense	East	50,200	148	0.15%	Fixed	Sep-2017	Sep-2037
BE Aerospace, Inc.	100%	Winston-Salem, NC	Office	Aerospace and Defense	East	43,788	129	0.13%	Fixed	Sep-2017	Sep-2037
BE Aerospace, Inc.	100%	Dallas, TX	Industrial	Aerospace and Defense	South	22,680	127	0.13%	Fixed	Sep-2017	Sep-2037
BE Aerospace, Inc.	100%	Winston-Salem, NC	Industrial	Aerospace and Defense	East	15,402	45	0.05%	Fixed	Sep-2017	Sep-2037

BE Aerospace, Inc. Total						426,990	1,601	1.64%

Sprint Spectrum Realty Company, L.P.	100%	Rio Rancho, NM	Office	Telecommunications	West	94,730	1,530	1.57%	Fixed	May-2016	May-2021

Lowe’s Home Improvement Warehouse	100%	Bellevue, WA	Retail	Retail Trade	West	143,352	1,524	1.56%	CPI	Aug-2018	Aug-2018

W. P. CAREY & CO. LLC
Detailed Property Summary (Pro rata Basis)
As of June 30, 2011

							Annualized Contractual
						Square Footage	Minimum Base Rent (in	Percentage of Total
Tenant/Lease Guarantor	Percent Ownership	Property Location	Property Type	Tenant Industry	Region	(e)	thousands)	Rent (e)	Increase Factor	Lease Expiration	Maximum Term
World Color Printing (USA) Corp.	100%	Doraville, GA	Industrial	Media: Printing and Publishing	South	432,559	1,520	1.56%	CPI	Dec-2017	Dec-2042

Cleo, Inc.	100%	Memphis, TN	Warehouse/Distribution	Forest Products and Paper	South	614,274	891	0.91%	CPI	Dec-2011	Dec-2011
Cleo, Inc.	100%	Memphis, TN	Warehouse/Distribution	Forest Products and Paper	South	391,896	411	0.42%	CPI	Dec-2011	Dec-2011

Cleo, Inc. Total						1,006,170	1,302	1.34%

Hologic, Inc.	36%	Bedford, MA	Industrial	Electronics	East	74,520	1,035	1.06%	CPI	Aug-2022	Aug-2042
Hologic, Inc.	36%	Danbury, CT	Industrial	Electronics	East	22,335	235	0.24%	CPI	Aug-2022	Aug-2042

Hologic, Inc. Total						96,855	1,270	1.30%

Anthony’s Manufacturing Company, Inc.	100%	San Fernando, CA	Industrial	Consumer and Durable Goods	West	95,420	606	0.62%	CPI	May-2012	May-2012
Anthony’s Manufacturing Company, Inc.	100%	San Fernando, CA	Industrial	Consumer and Durable Goods	West	40,285	256	0.26%	CPI	May-2012	May-2012
Anthony’s Manufacturing Company, Inc.	100%	San Fernando, CA	Industrial	Consumer and Durable Goods	West	39,920	254	0.26%	CPI	May-2012	May-2012
Anthony’s Manufacturing Company, Inc.	100%	San Fernando, CA	Industrial	Consumer and Durable Goods	West	7,220	46	0.05%	CPI	May-2012	May-2012

Anthony’s Manufacturing Company, Inc. Total						182,845	1,162	1.19%

Fiskars Brands, Inc.	100%	Apopka, FL	Industrial	Chemicals, Plastics, Rubber, and Glass	South	260,160	1,108	1.14%	Fixed	Mar-2015	Mar-2015
Fiskars Brands, Inc.	100%	Apopka, FL	Industrial	Chemicals, Plastics, Rubber, and Glass	South	109,377	71	0.07%	Fixed	Mar-2015	Mar-2015

Fiskars Brands, Inc. Total						369,537	1,179	1.21%

The United States Playing Card Company	100%	Erlanger, KY	Warehouse/Distribution	Media: Printing and Publishing	East	409,600	836	0.86%	Fixed	Jun-2017	Jun-2020
The United States Playing Card Company	100%	Erlanger, KY	Warehouse/Distribution	Consumer and Durable Goods	East	162,604	301	0.31%	Fixed	Jun-2017	Jun-2020

The United States Playing Card Company Total						572,204	1,137	1.17%

OBI Group (a)	100%	Wroclaw, Poland	Retail	Retail Trade	Europe	113,570	1,071	1.10%	CPI	Dec-2025	Dec-2040

Consolidated Systems, Inc.	60%	Columbia, SC	Industrial	Mining, Metals, and Primary Metal Industries	East	294,249	823	0.85%	Fixed	Oct-2026	Oct-2046
Consolidated Systems, Inc.	60%	Columbia, SC	Office	Mining, Metals, and Primary Metal Industries	East	24,459	68	0.07%	Fixed	Oct-2026	Oct-2046
Consolidated Systems, Inc.	60%	Columbia, SC	Warehouse/Distribution	Mining, Metals, and Primary Metal Industries	East	13,792	39	0.04%	Fixed	Oct-2026	Oct-2046
Consolidated Systems, Inc.	60%	Columbia, SC	Warehouse/Distribution	Mining, Metals, and Primary Metal Industries	East	6,266	18	0.02%	Fixed	Oct-2026	Oct-2046

Consolidated Systems, Inc. Total						338,765	948	0.97%

24 Hour Fitness USA, Inc.	100%	Austin, TX	Other	Leisure, Amusement, Entertainment	South	43,935	927	0.95%	CPI	Jun-2017	Jun-2037

Sports Wholesale, Inc.	100%	Birmingham, AL	Warehouse/Distribution	Retail Trade	South	219,312	924	0.95%	CPI	Dec-2014	Dec-2029

NVR, Inc.	100%	Thurmont, MD	Industrial	Construction and Building	East	150,468	735	0.75%	CPI	Apr-2014	Apr-2039
NVR, Inc.	100%	Farmington, NY	Industrial	Construction and Building	East	29,273	143	0.15%	CPI	Apr-2014	Apr-2039

NVR, Inc. Total						179,741	878	0.90%

The SI Organization, Inc.	100%	King of Prussia, PA	Office	Business and Commercial Services	East	88,578	864	0.89%	Fixed	Jul-2013	Jul-2023

Swat-Fame, Inc.	100%	City of Industry, CA	Industrial	Textiles, Leather, and Apparel	West	233,205	851	0.87%	CPI	Jun-2020	Jun-2020

SymphonyIRI Group, Inc.	33%	Chicago, IL	Office	Business and Commercial Services	Midwest	53,195	791	0.81%	CPI	Jan-2021	Jan-2021

United States Postal Service	100%	Bloomingdale, IL	Office	Federal, State and Local Government	Midwest	60,000	698	0.72%	Fixed	Apr-2016	Apr-2016

Juniper Networks, Inc.	100%	Sunnyvale, CA	Industrial	Electronics	West	50,311	646	0.66%	Fixed	Nov-2011	Nov-2021

BellSouth Telecommunications, Inc.	100%	Fort Lauderdale, FL	Warehouse/Distribution	Telecommunications	South	80,450	613	0.63%	Fixed	Jun-2016	Jun-2021

Childtime Childcare, Inc.	34%	Alhambra, CA	Other	Healthcare, Education and Childcare	West	2,262	58	0.06%	CPI	Jan-2016	Jan-2041
Childtime Childcare, Inc.	34%	Tustin, CA	Other	Healthcare, Education and Childcare	West	2,264	57	0.06%	CPI	Jan-2016	Jan-2041
Childtime Childcare, Inc.	34%	Canton, MI	Other	Healthcare, Education and Childcare	Midwest	2,311	52	0.05%	CPI	Jan-2016	Jan-2041
Childtime Childcare, Inc.	34%	Chino, CA	Other	Healthcare, Education and Childcare	West	2,166	50	0.05%	CPI	Jan-2016	Jan-2041
Childtime Childcare, Inc.	34%	Carrollton, TX	Other	Healthcare, Education and Childcare	South	2,438	50	0.05%	CPI	Jan-2016	Jan-2041
Childtime Childcare, Inc.	34%	Duncanville, TX	Other	Healthcare, Education and Childcare	South	2,438	50	0.05%	CPI	Jan-2016	Jan-2041
Childtime Childcare, Inc.	34%	Lewisville, TX	Other	Healthcare, Education and Childcare	South	2,440	50	0.05%	CPI	Jan-2016	Jan-2041
Childtime Childcare, Inc.	34%	Garden Grove, CA	Other	Healthcare, Education and Childcare	West	2,848	49	0.05%	CPI	Jan-2016	Jan-2041
Childtime Childcare, Inc.	34%	Tucson, AZ	Other	Healthcare, Education and Childcare	West	2,165	40	0.04%	CPI	Jan-2016	Jan-2041
Childtime Childcare, Inc.	34%	Chandler, AZ	Other	Healthcare, Education and Childcare	West	2,026	38	0.04%	CPI	Jan-2016	Jan-2041
Childtime Childcare, Inc.	34%	Westland, MI	Other	Healthcare, Education and Childcare	Midwest	2,787	38	0.04%	CPI	Jan-2016	Jan-2041
Childtime Childcare, Inc.	34%	Westland, MI	Other	Healthcare, Education and Childcare	Midwest	2,472	29	0.03%	CPI	Jan-2016	Jan-2041

Childtime Childcare, Inc. Total						28,617	560	0.58%

Common Area (c)	75%	Illkirch-Graffens, France	Office	N/A	Europe	7,637	527	0.54%	None	Mar-2020	Mar-2020

Jada Toys, Inc.	100%	City of Industry, CA	Industrial	Consumer Non-durable Goods	West	92,595	500	0.51%	Fixed	Apr-2012	Apr-2017

United Stationers Supply Company	100%	San Antonio, TX	Warehouse/Distribution	Forest Products and Paper	South	63,098	256	0.26%	CPI	Mar-2014	Mar-2017
United Stationers Supply Company	100%	New Orleans, LA	Warehouse/Distribution	Forest Products and Paper	South	59,560	241	0.25%	CPI	Sep-2012	Sep-2012

United Stationers Supply Company Total						122,658	497	0.51%

Alstom Power	100%	Erlanger, KY	Warehouse/Distribution	Business and Commercial Services	East	197,400	485	0.50%	Fixed	Jun-2017	Jun-2020

W. P. CAREY & CO. LLC
Detailed Property Summary (Pro rata Basis)
As of June 30, 2011

							Annualized Contractual
						Square Footage	Minimum Base Rent (in	Percentage of Total
Tenant/Lease Guarantor	Percent Ownership	Property Location	Property Type	Tenant Industry	Region	(e)	thousands)	Rent (e)	Increase Factor	Lease Expiration	Maximum Term
Pioneer Credit Recovery, Inc.	100%	Moorestown, NJ	Office	Business and Commercial Services	East	30,000	405	0.42%	Fixed	Apr-2012	Apr-2018

Lockheed Martin Corporation	100%	Webster, TX	Industrial	Business and Commercial Services	South	30,176	309	0.32%	Fixed	Oct-2011	Jul-2021
Lockheed Martin Corporation	100%	Webster, TX	Warehouse/Distribution	Business and Commercial Services	South	8,921	91	0.34%	Fixed	Dec-2011	Dec-2011
Lockheed Martin Corporation	100%	Webster, TX	Industrial	Business and Commercial Services	South	48,207	—	0.00%	Fixed	May-2018	May-2025

Lockheed Martin Corporation Total						87,304	400	0.66%

Kmart Corporation	100%	Drayton Plains, MI	Retail	Retail Trade	Midwest	103,018	210	0.22%	None	Mar-2016	Mar-2026
Kmart Corporation	100%	Citrus Heights, CA	Retail	Retail Trade	West	89,760	180	0.18%	None	May-2016	May-2026

Kmart Corporation Total						192,778	390	0.40%

Faurecia Exhaust Systems	100%	Toledo, OH	Office	Automobile	Midwest	61,000	387	0.40%	CPI	Nov-2022	Nov-2022

S&ME, Inc.	100%	Raleigh, NC	Office	Business and Commercial Services	East	27,770	338	0.35%	Fixed	Jul-2016	Jul-2026

Wal-Mart Stores, Inc.	100%	Greenfield, IN	Warehouse/Distribution	Retail Trade	Midwest	82,620	331	0.34%	None	Jan-2020	Jan-2025

Penberthy, Inc.	100%	Prophetstown, IL	Industrial	Mining, Metals, and Primary Metal Industries	Midwest	161,878	300	0.31%	CPI	Apr-2016	Apr-2026

Richard Design Services, Inc.	100%	Beaumont, TX	Office	Business and Commercial Services	South	34,300	300	0.31%	Other	Feb-2012	May-2012

Tubular Metal Systems	100%	Pinconning, MI	Industrial	Automobile	Midwest	220,588	298	0.31%	CPI	Jul-2013	Dec-2022

Qwest Communications, Inc.	100%	Scottsdale, AZ	Industrial	Telecommunications	West	2,900	178	0.18%	Fixed	Feb-2012	Feb-2017
Qwest Communications, Inc.	100%	Scottsdale, AZ	Industrial	Telecommunications	West	1,560	96	0.10%	Fixed	Feb-2012	Feb-2017

Qwest Communications, Inc. Total						4,460	274	0.28%

Deloro Satellite Company, Inc.	100%	Goshen, IN	Industrial	Mining, Metals, and Primary Metal Industries	Midwest	52,000	265	0.27%	Fixed	Feb-2018	Feb-2023

Multi-Tenant Building	100%	Broomfield, CO	Office	Various	West	63,771	227	0.23%	Various	Various	Various

Fairpoint Communications, Inc.	100%	Milton, VT	Industrial	Telecommunications	East	30,624	221	0.23%	Fixed	Feb-2013	Feb-2013

United Space Alliance, LLC	100%	Webster, TX	Warehouse/Distribution	Business and Commercial Services	South	36,629	211	0.22%	None	Sep-2013	Sep-2013
United Space Alliance, LLC	100%	Webster, TX	Warehouse/Distribution	Business and Commercial Services	South	32,503	—	0.00%	None	Sep-2013	Sep-2013

United Space Alliance, LLC	100%	Webster, TX	Warehouse/Distribution	Business and Commercial Services	South	69,132	211	0.22%	None	Sep-2013	Sep-2013

Lincoln Technical Institute, Inc.	100%	Moorestown, NJ	Office	Healthcare, Education and Childcare	East	35,567	209	0.21%	Fixed	Apr-2025	Apr-2025

Continental Airlines, Inc.	100%	Houston, TX	Warehouse/Distribution	Transportation - Personal	South	25,125	207	0.21%	Fixed	Jul-2013	Jul-2013

Candle Lamp Company, LLC	100%	Memphis, TN	Warehouse/Distribution	Consumer Non-durable Goods	South	75,000	190	0.19%	CPI	Mar-2014	Mar-2014

Xerox Corporation	100%	Hot Springs, AR	Retail	Machinery	South	36,850	179	0.18%	Fixed	Mar-2014	Mar-2017

Golder Associates Inc.	100%	Houston, TX	Office	Business and Commercial Services	South	8,066	56	0.06%	Fixed	Oct-2017	Oct-2022
Golder Associates Inc.	100%	Houston, TX	Office	Business and Commercial Services	South	7,730	54	0.06%	Fixed	Oct-2017	Oct-2022

Golder Associates Inc. Total						15,796	110	0.11%

Kenyon International Emergency Services	100%	Houston, TX	Warehouse/Distribution	Healthcare, Education and Childcare	South	17,725	96	0.10%	None	Oct-2014	Oct-2019

Raytheon Company	100%	Webster, TX	Industrial	Business and Commercial Services	South	9,138	89	0.09%	Fixed	Jul-2011	Jul-2025

Moran Foods, Inc.	100%	Montgomery, AL	Retail	Beverages, Food, and Tobacco	South	32,690	53	0.05%	None	Oct-2017	Oct-2037

Olmsted Kirk Paper Co.	100%	Beaumont, TX	Office	Forest Products and Paper	South	5,760	47	0.05%	Fixed	Dec-2017	Dec-2022

RGIS, LLC	100%	Bloomingdale, IL	Office	Business and Commercial Services	Midwest	2,550	46	0.05%	Fixed	Nov-2011	Nov-2011

SBH Holdings, LLC	100%	Houston, TX	Office	Healthcare, Education and Childcare	South	5,632	44	0.05%	Fixed	Aug-2013	Aug-2016

Cypress Creek Partners, LLC	100%	Little Rock, AR	Retail	Grocery	South	21,932	35	0.04%	None	Mar-2017	Mar-2022

Jerry Prater Trucking Incorporated	100%	Salisbury, NC	Industrial	Transportation - Cargo	East	13,284	28	0.03%	Fixed	Sep-2011	Sep-2012

Classic Cuisines Catering	100%	Bloomingdale, IL	Office	Hotels and Gaming	Midwest	1,000	10	0.01%	None	Apr-2012	Apr-2012

Action Buys Cars, Inc. (c)	100%	Montgomery, AL	Retail	Retail Trade	South	1	10	0.01%	None	MTM	MTM

Google, Inc.	100%	Venice, CA	Office	Telecommunications	West	67,681	—	0.00%	Fixed	Oct-2025	Oct-2035

Groupe SOFEMO	100%	Illkirch-Graffenstaden, France	Office	Business and Commercial Services	Europe	16,631	—	0.00%	INSEE (b)	Jan-2014	Jan-2020

Common Area Space (c)	100%	Bloomingdale, IL	Office	N/A	Midwest	14,084	—	0.00%	None	Apr-2016	Apr-2016

W. P. CAREY & CO. LLC
Detailed Property Summary (Pro rata Basis)
As of June 30, 2011

							Annualized Contractual
						Square Footage	Minimum Base Rent (in	Percentage of Total
Tenant/Lease Guarantor	Percent Ownership	Property Location	Property Type	Tenant Industry	Region	(e)	thousands)	Rent (e)	Increase Factor	Lease Expiration	Maximum Term
SUPINFO International University	100%	Illkirch-Graffenstaden, France	Office	N/A	Europe	6,999	—	0.00%	None	Mar-2019	Mar-2019

Common Area (c)	95%	Tours, France	Office	N/A	Europe	5,828	—	0.00%	None	Sep-2012	Sep-2012

Vacant	100%	Charlotte, NC	Industrial	N/A	East	437,500	—	—	N/A	N/A	N/A
Vacant	100%	Salisbury, NC	Warehouse/Distribution	N/A	East	297,681	—	—	N/A	N/A	N/A
Vacant	100%	Jacksonville, FL	Warehouse/Distribution	N/A	South	240,000	—	—	N/A	N/A	N/A
Vacant	100%	Bridgeton, MO	Office	N/A	Midwest	78,080	—	—	N/A	N/A	N/A
Vacant	100%	Webster, TX	Warehouse/Distribution & Industrial	N/A	South	34,804	—	—	N/A	N/A	N/A
Vacant	100%	Broomfield, CO	Office	N/A	West	48,966	—	—	N/A	N/A	N/A
Vacant	95%	Tours, France	Office	N/A	Europe	38,940	—	—	N/A	N/A	N/A
Vacant	100%	Bloomingdale, IL	Office	N/A	Midwest	38,366	—	—	N/A	N/A	N/A
Vacant	100%	Brewton, AL	Retail	N/A	South	30,625	—	—	N/A	N/A	N/A
Vacant	100%	Houston, TX	Warehouse/Distribution & Office	N/A	South	28,213	—	—	N/A	N/A	N/A
Vacant	100%	Beaumont, TX	Office	N/A	South	8,580	—	—	N/A	N/A	N/A

Vacant Total						1,281,755	—	—

Grand Total (d)						14,054,395	$97,409	100%

(a)	Rents reflect a conversion rate of 1.4391 EUR/USD as of June 30, 2011.

(b)	INSEE construction index, an index published quarterly by the French Government.

(c)	Tenant is occupying property on a month-to-month (MTM) basis.

(d)	Excludes 21 domestic self-storage properties in our Carey Storage subsidiary, totaling approximately 1.5 million square feet.

(e)	Numbers may not add due to rounding.